UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only, (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12

WASHINGTON TRUST BANCORP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of
WASHINGTON TRUST BANCORP, INC.
To Be Held On:
Tuesday, April 23, 2013 at 11:00 a.m. (local time)
the Westerly Library, 44 Broad Street, Westerly, Rhode Island

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before April 2, 2013.
Please visit www.washtrust.com/proxy, where the following materials are available for view:

•	Notice of Annual Meeting of Stockholders

•	Proxy Statement

•	Form of Electronic Proxy Card

•	Annual Report on Form 10-K

TO REQUEST MATERIAL:     TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 p.m. (local time) the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting. Directions to the 2013 Annual Meeting of Shareholders of Washington Trust Bancorp, Inc. are available in the Investor Relations section of our website at www.washtrust.com.
TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call.
MAIL: You may request a card by following the instructions above.

1.	The election of four directors, nominated by the Board of Directors, for three-year terms, each to serve until their successors are duly elected and qualified;	2.	The ratification of the selection of KPMG LLP as the Corporation's independent registered public accounting firm for the year ending December 31, 2013;

		3.	A non-binding resolution to approve the compensation of the Corporation's named executive officers;
	NOMINEES:
	Barry G. Hittner, Esq. Katherine W. Hoxsie, CPA Kathleen E. McKeough John C. Warren	4.	The approval of Washington Trust Bancorp, Inc. 2013 Stock Option and Incentive Plan;
		5.
In their discretion, the proxies are authorized to vote upon any other matters that are properly brought by or at the direction of the Board of Directors before the Annual Meeting and at any adjournments or postponements thereof.

			THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” PROPOSAL NOS. 1, 2, 3 AND 4.

PLEASE NOTE THAT YOU CANNOT VOTE BY RETURNING THIS NOTICE.